UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2005

Date of Report (Date of earliest event reported)

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50373	90-0182158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 HILL AVENUE NW
FORT WALTON BEACH, FLORIDA
32548
(Address of principal executive offices)(Zip Code)

(850)-796-0909
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

As previously reported under Item 2.01 of the Form 8-K filed by Spectrum Sciences & Software Holdings Corp. (the “Company”), dated as of February 1, 2005, the Company has completed its acquisition of the outstanding capital stock of M&M Engineering Limited.  The description of the acquisition included in the Company’s February 1, 2005 Form 8-K is incorporated herein.  This report on Form 8-K/A is being filed to complete the exhibit record with respect to the February 1, 2005 Form 8-K..

Item 9.01  Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.

(All amounts in Canadian dollars)

Auditors’ Report

F-2

Consolidate balance sheet as of June 30, 2004 and 2003

F-3

Consolidated statement of operations and retained earnings for the years end

June 30, 2004 and 2003

F-4

Consolidated statement of cash flows for the years end June 30, 2004 and 2003

F-5

Summary of Significant Accounting policies

F-6

Notes to consolidate financial statements

F-8

(b)

Unaudited Pro Forma Financial Information.

Introduction to pro forma condensed financial statements

F-16

Unaudited pro forma condensed balance sheet as of December 31, 2004

F-17

Unaudited pro forma condensed statement of income for the year ended

December 31, 2004

F-18

Unaudited pro forma condensed balance sheet as of January 31, 2005

F-19

Unaudited pro forma condensed statement of income for the seven months ended

January 31, 2005

F-20

Notes to unaudited pro forma condensed financial statements

F-21

Phoenix/318187.1

(c)

Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
23.1	Consent of Independent Certified Registered Public Accounting Firm.
99.1	Financial Statements of Business Acquired
99.2	Unaudited Pro Forma Financial Information

Phoenix/318187.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Date: April 18, 2005	By: /s/ William H. Ham
Name: William H. Ham Title: President and CEO

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Certified Registered Public Accounting Firm.
99.1	Financial Statements of Business Acquired
99.2	Unaudited Pro Forma Financial Information

Exhibit 99.1

M&M Engineering Limited

Consolidated Financial Statements

For the year ended June 30, 2004

Contents

Auditors’ Report

F-2

Consolidated Financial Statements

Balance Sheet

F-3

Statement of Operations and Retained Earnings

F-4

Statement of Cash flows

F-5

Summary of Significant Account policies

F-6

Notes to Financial Statements

F-8

Exhibit 99.1

Auditors’ Report

To the Shareholder of

M&M Engineering Limited

We have audited the consolidated balance sheet of M&M Engineering Limited as at June 30, 2004 and the consolidated statements of operations and retained earnings and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2004 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

/s/ BDO Dunwoody LLP

Chartered Accountants

Toronto, Ontario

August 27, 2004

M&M ENGINEERING LIMITED

Consolidated Balance Sheet as of June 30, 2004 and 2003

ASSETS

		2004	2003
Current
Cash		$295,440	$1,954,166
Restricted cash (Note 3)		-	1,218,070
Accounts receivable (Note 1)		7,003,623	6,104,499
Inventory (Note 2)		466,969	713,835
Unbilled revenue		1,941,548	1,680,806
Receivables form joint venturers		898,168	440,195
Future income taxes (Note 11)		30,224	-
Prepaid expenses		108,882	240,725
		10,744,854	12,352,296
Due form joint venturers		25,000	52,539
Capital assets (Note 4)		3,312,269	3,209,898
Future income taxes (Note 11)		-	59,300
Pre-operating costs (Note 5)		-	15,673
		$14,082,123	$15,689,706

LIABILITIES AND STOCKHOLDERS' EQUITY
Current
Bank indebtedness (Note 3)		$1,536,009	$1,944,123
Demand loan (Note 6)		677,000	93,000
Accounts payable and accrued liabilities		4,094,511	5,609,227
Deferred revenue		351,782	2,399,086
Due to related party (note 7)		492	492
Income taxes payable		283	2,800
Future income taxes (Note 11)		276,648	302,900
Current portion of long term debt (Note 9)		226,499	158,309
		7,163,224	10,509,937
Future income taxes (Note 11)		25,617	-
Long Term debt (Note 9)		542,109	528,020
Non-controlling interest		75,141	-
		642,867	528,020
		7,806,091	11,037,957

Stockholders' equity
Share capital (Note 10)		6,154,291	4,614,291
Retained earnings (deficit)	authorized, none issued	121,741	37,458
Total stockholders' equity		6,276,032	4,651,749
		$14,082,123	$15,689,706

On behalf of the Board:

“John Brake”

“David Myers”

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

M&M ENGINEERING LIMITED

Consolidated Statement of Operations and Retained Earnings

For the year ended June 30, 2004 and 2003

	2004	2003

Revenue	$33,406,327	$25,389,716

Cost of sales (includes amortization of capital assets	27,749,419	21,660,305
$213,522; 2002 - @211,356)
Gross profit	5,656,908	3,729,411

Expenses
Administrative expenses	3,737,482	2,998,083
Management fee (Note 7)	1,540,000	430,000
Amortization of capital assets	119,280	102,771
Interest	118,535	218,521
Interest on long term debt	50962	49,922
Other income	(113,172)	(16,985)
Amortization of pre-operating costs	15,673	5,877
5,468,760	3,788,189
Income (loss) before income taxes	188,148	(58,778)

Income taxes (Note 11)
Current	283	3,035
Future	28,441	(107,000)
28,724	(103,965)
Net income for the year, before non-controlling interest	159,424	45,187

Non-controlliong interest	75,141	-
	84,283	45,187
Retained earnings (deficit), beginning of year	37,458	(7,729)
Retained earnings, end of year	$121,741	$37,458

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

M&M ENGINEERING LIMITED

Consolidated Statement of Cash Flows

For the year ended June 30, 2004 and 2003

Cash Flows

	2004	2003
Cash provided by (used in)

Operating acitvities
Net income for the year	$84,283	$45,187
Adjustments to reconcile net income to net cash
provided by operating activities:
Amoritizetion of capital assets	332,802	314,127
Amoritzation of pre-operating costs	15,673	5,877
Gain on sale of capital assets	(7,267)	(9,532)
Future income taxes	28,441	(107,000)
Due from related party	1,540,000	430,000
Non-controlling interest	75,141	-
	2,069,073	678,659
	Net change in non-cash working capital balances
	related to operations
Accounts receivable	(899,124)	(1,423,035)
Inventory	246,866	(130,104)
Unbilled revenue	(260,742)	388,279
Due from joint ventureres	(457,973)	(253,680)
Prepaid expenses	131,843	(195,604)
Accounts payable and accrued liabilities	(1,514,716)	1,794,439
Deferred revenue	(2,047,304)	2,399,086
Income taxes payable	(2,517)	-
	(2,734,594)	3,258,040
Investng activities
Purchase of capital assets	(155,916)	(472,758)
Proceeds from sale of capital assets	41,276	35,458
Investment in pre-operating costs	-	(21,550)
Due from joint ventureres	27,539	(4,204)
	(87,101)	(463,054)
Financing activities
Bank indebtedness	(408,114)	500,357
Demand loan	584,000	74,000
Repayment of long term debt	(230,987)	(197,107)
Restricted cash	1,218,070	(1,218,070)
	1,162,969	(840,820)

Increase (decrease) in cash during the year	(1,658,726)	1,954,166

Cash, beginning of year	1,954,166	-

Cash, end of year	$295,440	$1,954,166

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

M&M ENGINEERING LIMITED

Summary of Significant Accounting Policies

June 30, 2004

Nature of Business and Principles of Consolidation

M&M Engineering Limited (“M&M” or the “Company”) is incorporated under the laws of the Province of Newfoundland.  The Company is a wholly-owned subsidiary of EnerNorth Industires Limited (“EnerNorth”).  The Company’s business focus is engineering, mechanical contracting and steel fabrication in Newfoundland.

These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, M&M Offshore limited, 10915 Newfoundland Limited (“10915”), 11123 Newfoundland Limited (“11123”), its partnership, Liannu LLP, and the proportionate share of its interests in joint ventures.  They have been prepared by management in accordance with accounting principles generally accepted in Canada.  All significant inter-company transactions and balances have been eliminated upon consolidation.

Accounting Estimates

The preparation of these consolidate financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period.  By their nature, these estimates are subject to measurement uncertainty and the effect on the consolidated financial statements of changes in such estimates in future periods could be material.

Revenue Recognition

Revenue from engineering construction and fabrication contracts are recognized on the percentage of completion method.  The percentage of completion method recognizes revenue and unbilled accounts receivable by assessing the value of work performed in relation to total estimated cost of the contract based on the contract value.  Contract costs include all direct material and labour costs and those indirect costs related to the contract performance such as supplier tools and repairs.  Administrative and general overheads are charged to expense as incurred.  Contract losses are provided for in full in the year in which they become apparent.

Revenue form the sale of products and short term contracts is recognized under the completed contract basis.

Inventories

Inventories of finished goods are valued at the lower of cost and net realizable value.  Raw materials are valued at the lower of cost and replacement cost.

M&M ENGINEERING LIMITED

Summary of Significant Accounting Policies

June 30, 2004

Capital Assets

Capital assets consist primarily of a fabrication building, office equipment, and manufacturing equipment used in the generation of revenue.  These assets are recorded at cost less accumulated amortization.

Capital assets are amortized on the declining balance basis over their estimated userful lives at the following rates:

Building	3%
Manufacturing equipment	20%
Tools and equipment	20%
Office equipment	20%
Vehicles	30%
Paving	7%
Equipment under capital leases	20%

Income Taxes

The Company accounts for income taxes under the asset and liability method.  Under this method, future income tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial reporting and tax bases of assets and liabilities and available loss carryforwards and measured using substantively enacted tax rates and laws expected to be in effect when the differences are realized.  A valuation allowance is established to reduce tax assets if it is more likely than not that all or some portions of such tax assets will not be realized.

Financial Instruments

It is the opinion of management that the Company is not exposed to significant interest rate, currency or credit risks arising from its financial instruments.  The fair values of its financial instruments approximate their carrying values, unless otherwise noted.

M&M ENGINEERING LIMITED

Summary of Significant Accounting Policies

June 30, 2004

1.

Accounts Receivable

	2004	2003
Trade	$6,660,320	$5,691,245
Holdback	185,360	360,780
Other	157,943	52,474
	$7,003,623	$6,104,499

2.

Inventory

	2004	2003

Raw materials	$466,969	$700,816
Finished goods	-	13,019
	$466,969	$713,835

3.

Bank Indebtedness

Bank indebted ness represents a revolving credit facility in the amount of $1,750,000, payable on demand and bears interest at prime plus 2.25% (2003 – 2.25%).

The bank indebtedness is collateralized by a general assignment of accounts receivable and inventory, a demand debenture providing a second fixed charge over property and immovable equipment, a first fixed charge over certain equipment and a floating charge over all assets.

The credit agreement with the bank contains certain restrictive covenants with respect to maintenance of certain financial ratios, declaration and payment of dividends, advancement of funds to and from related parties and acquisition of unfunded capital assets.  As at June 30, 2004 the Company was in compliance with all of these covenants.

The restricted cash balance arose from one of M&M’s joint ventures and represented funds on deposit securing the total outstanding amount of an irrevocable standby letter of credit in the amount of $2,436,140.  The letter of credit supported a Performance Guarantee in relation to a fabrication contract of the joint venture.  The letter of credit expired in February 2004 and all funds were released by June 2004.

M&M ENGINEERING LIMITED

Summary of Significant Accounting Policies

June 30, 2004

4.

Capital Assets

			2004
CostAccumulated AmortizationNet Book Value
Land	$342,884	$-	$342,884
Building	2,344,066	652,690	1,691,376
Manufacturing equipment	719,784	662,716	57,068
Tools and equipment	1,770,912	1,362,362	408,550
Office equipment	584,048	376,527	207,521
Vehicles	527,560	317,824	209,736
Paving	40,350	19,093	21,257
Equipment under capital leases	480,337	106,460	373,877
	$6,809,941	$3,497,672	$3,312,269

			2003
CostAccumulated AmortizationNet Book Value
Land	$342,884	$-	$342,884
Building	2,325,624	603,757	1,721,867
Manufacturing equipment	717,634	646,063	71,571
Tools and equipment	1,727,943	1,254,302	473,641
Office equipment	478,425	298,536	179,889
Vehicles	259,373	205,420	53,953
Paving	38,851	17,550	21,301
Equipment under capital leases	516,448	171,656	344,792
	$6,407,182	$3,197,284	$3,209,898

The Company’s ownership in the building located in Port aux Basques, Newfoundland, which is an inactive asset with a carrying value of $100,000, may be subject to a third party debenture of $500,000 on the leasehold interest that expires on December 22, 2008.  The company’s position with respect thereto is that it does not believe the debenture holder’s security interest is valid.

M&M ENGINEERING LIMITED

Summary of Significant Accounting Policies

June 30, 2004

5.

Pre-Operating Costs

Pre-operating costs represented expenses incurred by one of M&M’s joint ventures prior to the commencement of a related contract.  These costs were fully amortized by year end.

6.

Demand Loan

During 2003, one of M&M’s joint ventures negotiated a credit facility in the amount of $1,000,000, which is repayable on demand and bears interest at the bank’s prime lending rate plus 1.5% per annum.  As security for this facility, M&M provided a guarantee of $250,000.

During 2004, one of M&M’s joint ventures negotiated a credit facility in the amount of $1,000,000, which is repayable on demand and bears interest at the bank’s prime lending rate plus 2% per annum.  As security for this facility, M&M provided a guarantee of $1,000,000.

7.

Related Party Transactions

The amount due to related party is due to EnerNorth, is non-interest bearing and due on demand.

The Company had the following related party transactions:

During the year, the Company paid a management fee to EnerNorth of $1,540,000 (2003 - $430,000) satisfied by the issue of 1,540 Class “A” preference shares.  This transaction is in the normal course of business and is measured at the exchange amount.

Included in accounts receivable are advances due from officers and directors of the Company of $2,815 (2003 - $10,426).

M&M ENGINEERING LIMITED

Summary of Significant Accounting Policies

June 30, 2004

8.

Joint Ventures

The Company carries on part of its business in four joint ventures:  Newfoundland Service Alliance Inc. (“NSA”), a 20.83% owned joint venture; Magna Services Inc. (“Magna”), a 50% owned joint venture; North Eastern Constructors Limited (“NECL”), a 50% joint venture; and Liannua/Mista-Shipu, a 24.5% joint venture.

During the 2004 fiscal year the Company recorded $2,059,002 (2003 - $3,241,557) of revenue from NSA and eliminated on proportionate consolidation $428,959 (2003 - $675,324).  The Company also recorded revenue from NECL of $693,242 (2003 - $371,432) and eliminated on proportionate consolidation $346,621 (2003 - $185,716).  The Company also recorded revenue from Liannua/Mista-Shipu of $177,664 (2003 - $nil) and eliminated on proportionate consolidation $88,832 (2003 - $nil).

The following is a summary of the combined financial information relating to the Company’s proportionate interest in these entities unadjusted for transactions between the entities and the Company:

	Proportionate Share of Joint
	Ventures' Financial Information
	2004	2003
Balance Sheet
Current Assets	$4,681,993	$4,952,377
Non Current assets	33,384	63,753
Current liabilities	(4,021,542)	(4,991,836)
Operations
Revenue	19,339,402	7,703,574
Operating expenses and amortization	18,919,862	7,692,087
Net Income	419,540	11,487
Cash flows
Operating activities	(3,673,530)	3,216,631
Financing activities	1,904,163	(1,176,403)
Investing activities	7,145	(83,705)

In addition, the Company received participation fees of $1,371,872 (2003 - $750,682) which are eliminated upon proportionate consolidation.

M&M ENGINEERING LIMITED

Summary of Significant Accounting Policies

June 30, 2004

9.

Long Term Debt

	2004	2003

Roynat Inc. mortgage, maturing in 2008, with
interest at Roynat cost of funds plus 3.25%, (2004 - 6.37%, 2003 - 6.99%), repayable in monthly principal payments of $7,000 plus interest. The mortagage is collateralized by a first charge on land and building, and a floating charge on all other assets subject to a prior floating charge in favour of the Canadian Imperial Bank of Commerce (Note 3).	$353,400	$437,400

Capital leases on equipment, with interest
at 0% to 15% (2003 - 5.41% to 12.45%), compounded semi-annually, repayable in blended monthly payments of approximately $14,000 (2003 - $13,000)	415,208	248,929

	768,608	686,329
Less: Current Portion	226,499	158,309

	$542,109	$528,020

As at June 30, 2004 the fair market value of the long term debt was $742, 411.  The fair value has been estimated by discounting future cash flows at a rate offered for debt of similar maturities and credit quality.

Principal repayments on the mortgage in each of the next five years are estimated as follows:

2005	$84,000
2006	84,000
2007	84,000
2008	84,000
2009 and thereafter	17,400

Total	$353,400

M&M ENGINEERING LIMITED

Summary of Significant Accounting Policies

June 30, 2004

9.

Long Term Debt (Continued)

Principal repayments on capital leases in each of the next five years are estimated as follows:

2005	$142,499
2006	117,520
2007	82,774
2008	53,655
2009 and thereafter	18,760

Total	$415,208

10.

Share Capital

Authorized
Unlimited number of Class "A", 5% non-voting
non-cumulative preference shares, retractable at the option of the copporation at $1,000 per share
Unlimited number of common shares of no par
value
Issued
	2004	2003
3,557 Class "A" preference shares
(2003 - 2,017)	$3,557,000	$2,017,000
274 Common shares	2,597,291	2,597,291

	$6,154,291	$4,614,291

M&M ENGINEERING LIMITED

Summary of Significant Accounting Policies

June 30, 2004

11.

Income Taxes

Significant components of the Company’s future tax assets and liabilities are as follows:

	Proportionate Share of Joint
	Ventures' Financial Information
	2004	2003

Capital assets	$14,777	$80,060
Unbilled revenue	(499,403)	(651,250)
Holdback	(16,782)	(99,790)

	(501,408)	(670,980)
Non-capital losses applied	229,367	427,380

	$(272,041)	$(243,600)

Current asset	$30,224	$-

Current liability	$(276,648)	$(302,900)

Long term assset (liability)	$(25,617)	$59,300

The Company’s provision for income taxes is comprised as follows:

	2004	2003

Income before income taxes	$188,148	$(58,778)

Combined federal and provincial statutory tax rate	36.12%	37.12%

Income tax calculated at statutory rates	$67,959	$(21,818)
Increase 9decrease) in taxes resulting from:
Non-deductible expense	4,901	5,655
Changes in tax rates	(20,777)	(55,163)
Other	(23,359)	(32,639)

Provision for income taxes	$28,724	$(103,965)

The company and its subsidiary have non-capital losses of approximately $381,500 (2003 - $1,183,000) which are available to reduce taxable income in future years.  These non-capital losses expire in 2009.  The future benefit has been recorded in the financial statements.

The company and its subsidiary have capital losses of approximately $704,000 which are available to reduce capital gains in future years.  The future tax benefit of these capital losses has not been recognized in these financial statements.

M&M ENGINEERING LIMITED

Summary of Significant Accounting Policies

June 30, 2004

12.

Significant Customers/Suppliers

The Company provides services and sells its products to many customers.  Two customers represent 61% (2003 – two customers represent 53%) of the trade accounts receivable at year end and one customer represents 42% (2003 – one customer represents 33%) of the sales for the period.  Four suppliers represent 20% (2003 – two suppliers represent 29%) of the trade accounts payable at year end.

13.

Commitments

The Company has entered into agreements to lease vehicles and office equipment for various periods until 2007.  The minimum rental commitments under operating leases are estimated as follows:

2005	$83,059
2006	52,610
2007	21,239

Total	$156,908

 Exhibit 99.2

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Introduction of Pro Forma condensed Financial Statements

(UNAUDITED)

Effective February 1, 2005, Spectrum Sciences & Software Holdings Corp. (the “Company”) acquired all of the outstanding capital stock of M&M Engineering Limited, (the “Acquisition”) a corporation organized under the laws of the Province of Newfoundland and Labrador, Canada, from EnerNorth Industries, Inc., a corporation organized under the laws of the Province of Ontario, Canada (“EnerNorth”), pursuant to a Share Purchase Agreement 9the “Purchase Agreement”) dated as of the same date.  The purchase price for the capital stock of M&M was Cdn. $7,361,999 (US $5,958,801.99) in cash.  Pursuant to the Purchase Agreement, M&M redeemed 1,000 of its preferred shares held by EnerNorth for Cdn $1,000,000 (US $809,400) immediately prior to the closing of the acquisition and issued the same number of preferred shares to the Company for Cdn. $1,000,000 (US $809,400).

The accompanying unaudited pro forma condensed balance sheet as of December 31, 2004 and January 31, 2005 gives effect to the Acquisition as if the Acquisition occurred on those dates.  The accompanying unaudited pro forma condensed statements of income for the seven months ended January 31, 2005 and for the year ended December 31, 2004, gives effect to the Acquisition as if it occurred on the first day of each period presented.

The fiscal year end of M&M Engineering Limited is June 30, whereas the fiscal year end of the Company is December 31.  The unaudited pro forma condensed statement of income for the year ended December 31, 2004 is derived from M&M’s audited statement of income for the year ended June 30, 2004 and the Company’s audited statement of income for the year ended December 31, 2004.  The unaudited pro forma condensed statement of income for the seven months ended January 31, 2005 is derived from the M&M audited statement of income for the seven months ended January 31, 2005 and the Company’s unaudited statement of income for the seven months ended January 31, 2005.

The unaudited pro forma condensed financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the first day of each period presented.  The unaudited pro forma financial statements should not be construed as being representative of future operating resultss or financial position of the Company and should be read in conjunction with the:

•

Accompanying Notes to the Unaudited Pro Forma Condensed Financial Information;

•

The Company’s historical consolidated financial statements and notes included in the Company’s annual report on Form 10-KSB for the fiscal year ended December 31, 2004’

•

M&M historical financial statements and notes for the fiscal year ended June 30, 2004 (included in this 8-K/A filing).

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Unaudited Pro Forma Condensed Balance Sheet

As of December 31, 2005

	Historical Spectrum	Historical M&M Engineering	Pro Forma Adjustments	Pro Forma Spectrum
ASSETS		(Note 1)
Current
Cash and cash equivalents	$5,666,910	$232,553	$-	$5,899,463
Restricted cash		-	-	-
Short term investments	18,795,143	-		18,795,143
Rreceivables	2,759,756	4,650,036	-	7,409,792
Inventory	79,010	334,894	-	413,904
Unbilled revenue	-	443,372	-	443,372
Due from shareholder	705,126	-	-	705,126
Due from joint venturers	-	922,632	-	922,632
Due from NECL on termination of joint venture	-	664,442	-	664,442
Income tax receivable	32,736	-	-	32,736
Future income taxes	-	25,116	-	25,116
Prepaid expenses	849,742	95,893	-	945,635
Total current assets	28,888,423	7,368,937	-	36,257,360
Due from joint venturers	-	-		-
Future income tax asset - long term		-		-
Investment in joint venture	-	20,774		20,774
Property, plans and equipment, net	2,280,746	2,681,954		4,962,700
Future tax asset - long term	-	-		-
Other assets and deposits	43,810	-		43,810
Pre-operating costs	-	-		-
TOTAL ASSETS	$31,212,979	$10,071,666	$-	$41,284,645

LIABILITIES AND SHAREHOLDERS' EQUITY
Current				-
Bank indebtedness	$-	$657,278	$-	657,278
Demand loan	-	58,169	-	58,169
Accounts payable	1,025,030	2,787,748	-	3,812,778
Accrued expenses	482,923	243,887	-	726,810
Due to related parties	705,126	-	-	705,126
Deferred revenue	228,968	-	-	228,968
Payable to parent company	-	409	-	409
Income taxes payable	-	-	-	-
Payable to Shareholder, non interest bearing,		-	-	-
no set terms of repayment		-	-	-
Future tax liability - current)	-	229,889	-	229,889
Provision for contract losses	148,248	-	-	148,248
Current portion of long-term debt	-	188,216	-	188,216
Total Current Liabilities	2,590,295	4,165,596	-	6,755,891

Future tax liability - long term	-	21,287	-	21,287
Long-term debt	-	409,152	-	409,152
TOTAL LIABILITIES	2,590,295	4,596,034	-	7,186,329

Shareholders' equity
Share capital	3,897	5,363,380	-	5,367,277
Additional paid in capital	69,895,120	-	-	69,895,120
Minority interest - Liannu	-	(8,271)	-	(8,271)
Accumulated deficit	(41,277,155)	120,522	-	(41,156,633)
Accumulated other comprehensive income	822	-	-	822
Total shareholders' equity	28,622,684	5,475,631	-	34,098,315
	$31,212,979	$10,071,666	$-	$41,284,645

See accompanying notes to the unaudited pro forma condensed financial statements

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Uuaudited Pro Forma Condensed Statement of Income

For the year ended December 31, 2004

	Historical Spectrum	Historical M&M Engineering	Pro Forma Spectrum
		(Note 1)

Revenue	$11,133,748	$22,327,664	$33,461,412

Cost of revenues	11,187,641	18,767,735	29,955,376

Gross profit (loss)	(53,893)	3,559,929	3,506,036

Operating expenses	40,564,140	4,427,828	44,991,968

Income (loss) from operations	(40,618,033)	(867,899)	(41,485,932)

Total non-operating income, net	289,690	-	289,690

Income (loss) before provision for income taxes	(40,328,343)	(867,899)	(41,196,242)

Current income taxes	-	(446)	(446)

Provision for income tax (expense) benefit	21,296	(21,890)	(594)

Utilization of loss carryforwards
Net income (loss) before minority interest	(40,307,047)	(890,236)	(41,197,283)

Unrealized gain on available for sale securities	822	-	822

Minority interest - Liannu	-	7,661	7,661

Total comprehensive income (loss)	(40,306,225)	(897,896)	(41,188,800)

Retained earnings (deficit), beginning of period	(970,108)	1,003,097	32,989

Retained earnings (deficit), end of period	$(41,276,333)	$105,201	$(41,155,811)

See accompanying notes to the unaudited pro forma condensed financial statements

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Unaudited Pro Forma Condensed Balance Sheet

For the seven months ended January 31, 2005

	Historical Spectrum	Historical M&M Engineering	Pro Forma Adjustments	Pro Forma Spectrum
ASSETS		(Note 1)
Current
Cash and cash equivalents	$13,193,472	$518,180	$(6,768,202)	$6,943,450
Restricted cash		-	-	-
Short term investments	10,612,113	-	-	10,612,113
Receivables	2,932,766	3,249,666	-	6,182,432
Inventory	102,103	373,920	-	476,023
Unbilled revenue	-	517,696	-	517,696
Due from shareholder	705,126	-	-	705,126
Due from joint venturers	-	810,994	-	810,994
Due from NECL on termination of joint venture	-	177,806	-	177,806
Income tax receivable	-	-	-	-
Future income taxes	32,736	52,734	-	85,470
Prepaid expenses	852,294	97,233	-	949,527
Total current assets	28,430,610	5,798,229	(6,768,202)	27,460,637
Due from joint venturers	-	-		$-
Future income tax asset - long term		-		$-
Investment in joint venture	-	20,195		$20,195
Property, plans and equipment, net	2,267,246	2,509,768		$4,777,014
Future tax asset - long term	-	-		-
Other assets and deposits	35,639	-		35,639
Pre-operating costs	-	-		-
Goodwill (Note 2)			1,596,118	1,596,118
TOTAL ASSETS	$30,733,495	$8,328,192	$(5,172,084)	$33,889,603

LIABILITIES AND SHAREHOLDERS' EQUITY
Current
Bank indebtedness	$-	$579,309	$-	$579,309
Demand loan	-	31,504	-	31,504
Accounts payable	923,029	1,310,718	-	2,233,747
Accrued expenses	217,192	228,910	-	446,102
Due to related parties	705,126	-	-	705,126
Deferred revenue	248,342	-	-	248,342
Payable to parent company	-	396	-	396
Income taxes payable	-	-	-	-
Payable to Shareholder, non interest bearing,		-	-	-
no set terms of repayment		-	-	-
Future tax liability - current)	-	122,044	-	122,044
Provision for contract losses	-	-	-	-
Current portion of long-term debt	-	184,640	-	184,640
Total Current Liabilities	2,093,689	2,457,521	-	4,551,210

Future tax liability - long term	-	35,406	-	35,406
Long-term debt	-	380,526	-	380,526
TOTAL LIABILITIES	2,093,689	2,873,453	-	4,967,142

Shareholders' equity
Share capital	3,897	5,213,776	(5,213,776)	3,897
Foreign exchange translation gain (loss)	-	11,746	(11,746)	-
Additional paid in capital	70,646,782	-	-	70,646,782
Minority interest - Liannu	-	69,236	(69,236)	-
Accumulated deficit	(42,018,416)	159,981	(377,326)	(42,235,761)
Accumulated other comprehensive income	7,543	-	-	7,543
Total shareholders' equity (Note 2)	28,639,806	5,454,739	(5,672,084)	28,422,461
TOTAL LIABILITIES & SHAREHOLDERS EQUITY	$30,733,495	$8,328,192	$(5,672,084)	$33,389,603

See accompanying notes to the unaudited pro forma condensed financial statements

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Uuaudited Pro Forma Condensed Statement of Income

For the seven months ended January 31, 2005

	Historical Spectrum	Historical M&M Engineering	Pro Forma Spectrum
		(Note 1)

Revenue	$4,630,245	$10,314,625	$14,944,870

Cost of revenues	5,135,402	8,596,159	13,731,561

Gross profit (loss)	(505,157)	1,718,466	1,213,309

Operating expenses	556,003	1,680,395	2,236,398

Income (loss) from operations	(1,061,160)	38,071	(1,023,089)

Total non-operating income, net	315,409	-	315,409

Income (loss) before provision for income taxes	(745,751)	38,071	(707,680)

Current income taxes	-	(1,567)	(1,567)

Provision for income tax (expense) benefit	(40,034)	44,061	4,027

Utilization of loss carryforwards
Net income (loss) before minority interest	(785,785)	80,565	(705,220)

Unrealized gain on available for sale securities	(6,238)	-	(6,238)

Minority interest - Liannu	-	8,396	8,396

Total comprehensive income (loss)	(792,023)	72,169	(719,854)

Retained earnings (deficit), beginning of period	(41,218,850)	87,812	(41,131,038)

Retained earnings (deficit), end of period	$(42,010,873)	$159,981	$(41,850,892)

See accompanying notes to the unaudited pro forma condensed financial statements

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Notes to Unaudited Pro Forma Condensed Financial Statements

M&M Engineering Limited ended its fiscal year on June 30, 2004, whereas the fiscal year end of Spectrum Sciences & Software Holdings Corp. ended on December 31, 2004.  The unaudited pro forma condensed statement of income for the year ended December 31, 2004 is derived from M&M’s audited statement of income for the year ended June 30, 2004 and the Company’s audited statement of income for the year ended December 31, 2004.  The unaudited pro forma condensed statement of income for the seven months ended January 31, 2005 is derived from the M&M audited statement of income for the seven months ended January 31, 2005 and the Company’s unaudited statement of income for the seven months ended January 31, 2005.

1.

Historical M&M financial statements are presented in Canadian dollars.  The December 31, 2004 balance sheet was converted to U.S. dollars using an exchange rate of one Canadian dollar to $0.830979 as December 31, 2004 and the January 31, 2005 balance sheet was converted to U.S. dollars using an exchange rate of one Canadian dollar to $0.8078 as of January 31, 2005.  The historical income statements were converted to U.S. dollars using an average exchange rate for 2004 of one Canadian dollar to $0.769668 for the year ended December 31, 2004 and one Canadian dollar to $0.7944 for the seven months January 31, 2005.  M&M’s financials have been reclassified to conform to the Company’s presentation.

2.

Pro forma adjustments were made to the unaudited pre forma condensed balance sheet to eliminate historical M & M Engineering equity accounts, record goodwill, (net of M & M’s minority interest –Liannu), and record estimated acquisition costs.

Exhibit 23.1

Consent of Chartered Accounts

We consent to the incorporation by reference of the Audited Financials for M&M Engineering Limited for the year ending June 30, 2004 relating to the Spectrum Sciences and Software Holdings Unaudited Pro Forma Condensed Financial Statements in Report 8-K/A dated April 18, 2005.

/s/ BDO DUNWOODY, LLP

April 18, 2005

F-23